Exhibit 10.6

IEC ELECTRONICS CORP.

2019 STOCK INCENTIVE PLAN
PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT

This Performance Restricted Stock Unit Award Agreement (this “Award Agreement”) is made and entered into as of [_______________], 20__ (the “Date of Grant”), by and between IEC Electronics Corp. (the “Company”) and ___________________ (the “Participant”). Capitalized terms not defined in this Award Agreement shall have the respective meanings given such terms by the IEC Electronics Corp. 2019 Stock Incentive Plan (the “Plan”).

1.Award. The Company hereby grants to the Participant an Award (the “Award”) of Restricted Stock Units (the “PSUs”) covering [____________] shares of Stock, subject to the provisions of the Plan and to the terms and conditions of this Award Agreement.

2.Vesting and Payment. Except as otherwise provided by the Participant’s employment agreement (if any), subject to the provisions of the Plan and this Award Agreement, and subject to the Participant’s continued service with the Company or any of its Affiliates through the end of the Performance Period, the number of PSUs that will vest shall be based on the level of achievement of the performance goal(s) set forth on Exhibit A to this Award Agreement for the Performance Period set forth on Exhibit A, rounded to the nearest whole PSU. Upon vesting, each vested PSU will convert at that time into the right to receive one share of Stock, which, less the number of shares of Stock (if any) withheld to satisfy tax withholding pursuant to Section 7 below, will be issued to the Participant no later than the later of (i) December 31 of the year in which the Performance Period ends, and (ii) the 15th day of the third calendar month following the last day of the Performance Period.

3.Acceleration of Vesting and Payment.

(a)Notwithstanding the provisions of Section 2 above and Exhibit A, the PSUs will immediately vest upon the occurrence of any of the following events prior to the Vesting Date: (i) the Participant’s death; (ii) the Participant’s Disability; (iii) a Change in Control if either (A) the employment of the Participant is terminated without Cause within two years of such Change in Control or (B) the acquirer does not agree to assume or substitute the PSUs for similar awards on shares of acquirer’s common stock; or (iv) the occurrence of any other event or condition for which the Participant’s employment agreement (if any) provides for accelerated vesting. In the event of accelerated vesting due to (i), (ii) or (iv) above, the number of PSUs that shall vest and convert into the right to receive shares of Stock shall be equal to the target level of performance under Exhibit A. In the event of accelerated vesting due to (iii) above, the number of PSUs that shall vest and convert into the right to receive shares of Stock shall be based upon the degree of performance attainment through the date of such Change in Control or associated termination of employment without Cause, as applicable, with such amount either paid in full or paid pro rata based on the period of time elapsed in the Performance Period as of the applicable date, as determined by the Committee in its sole discretion.

(b)In the event of accelerated vesting pursuant to Section 3(a), the number of shares of Stock from the conversion of the PSUs, less the number of shares of Stock (if any) withheld to satisfy tax withholding pursuant to Section 7 below, will be paid to the Participant at the time specified by Section 2 above as if no acceleration had occurred, unless otherwise specifically provided by the Participant’s employment agreement (if any), in which case the PSUs that vest shall be paid in the amount and at the time

Exhibit 10.6

specified by the Participant’s employment agreement. Notwithstanding the foregoing, in the event of a Change in Control that satisfies Section 3(a)(iii) above that is a “change in ownership,” a “change in effective control” or a “change in ownership of a substantial portion of the assets” of the Company, each as defined by Section 409A, the number of shares of Stock from the conversion of the PSUs, less the number of shares of Stock (if any) withheld to satisfy tax withholding pursuant to Section 7 below, will be issued no later than 30 days after such Change in Control so long as such payment is permissible under Section 409A.

4.Restrictions on Transfer. Except as otherwise provided in this Award Agreement, until the PSUs vest and are paid in shares of Stock, the PSUs and underlying shares of Stock may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and they shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the PSUs or underlying shares of Stock contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the PSUs, shall be null and void and without effect.

5.Forfeiture; Termination of Employment; Detrimental Activities.

(a)Except as otherwise provided by the Participant’s employment agreement (if any), all rights in and to any and all PSUs granted pursuant to this Award Agreement, and to any shares of Stock into which they would convert, which have not vested as described in Section 2 or 3 above, shall be forfeited: (i) if the performance targets for the Performance Period are not met; (ii) upon the Participant’s termination of employment with the Company and its Affiliates for any reason, whether with or without Cause, other than the Participant’s death or Disability or a Change in Control; or (iii) upon a determination by the Committee that the Participant engaged in Detrimental Activity. “Detrimental Activity” shall include: (A) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company or any Affiliate, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company or any Affiliate; (B) the disclosure to anyone outside the Company or any of its Affiliates, or the use in other than the Company’s business, without prior written authorization from the Company, of any confidential information or material relating to the business of the Company or any of its Affiliates, acquired by the Participant either during or after employment with the Company or an Affiliate; (C) activity that results in termination of the Participant’s employment for Cause; (D) a violation of any rules, policies, procedures or guidelines of the Company or an Affiliate, including, but not limited to, the Company’s Code of Business Conduct and Ethics; (E) any attempt, directly or indirectly, to induce any employee of the Company or any Affiliate to be employed or perform services elsewhere or any attempt, directly or indirectly, to solicit the trade or business of any current or prospective customer, supplier or partner of the Company or any Affiliate; or (F) any other conduct or act determined by the Board to be injurious, detrimental or prejudicial to any interest of the Company or any Affiliate.

(b)Permissible Actions. Notwithstanding the foregoing, nothing in Section 5(a) above: (i) prohibits the Participant from making reports of possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice and the Securities Exchange Commission, in accordance with the provisions and rules of Section 21F of the Exchange Act, Section 806 of the Sarbanes-Oxley Act of 2002, or of any other whistleblower protection provisions of state or federal law or regulation, or (ii) requires notification or prior approval by the Company of any such report; provided that, the Participant is not authorized to disclose communications with counsel that were made for the purpose of receiving legal advice or that contain legal advice or that are protected by the attorney work product or similar privilege. Furthermore, the Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (1) in confidence to a

Exhibit 10.6

federal, state or local government official, either directly or indirectly, or to an attorney, in each case, solely for the purpose of reporting or investigating a suspected violation of law or (2) in a complaint or other document filed in a lawsuit or proceeding, if such filings are made under seal.

6.Recoupment.

(a)Recoupment. As provided by Section 6.9 of the Plan, notwithstanding anything in the Plan or this Award Agreement, the Company will be entitled to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any regulations promulgated with respect thereto) or Exchange listing conditions, in each case as in effect from time to time, to recoup compensation of whatever kind paid under this Award Agreement by the Company at any time.

(b)Repayment of Gain; Setoff. If the Participant engages in Detrimental Activity prior to or during the six months after shares of Stock are issued pursuant to Section 2 or 3 above, such issuance may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded issuance in such manner and on such terms and conditions as may be required, and the Company shall be entitled to setoff against the amount of any such gain any amount owed to the Participant by the Company or any Affiliate.

7.Withholding of Taxes. The Company and its Affiliates shall have the right, in its discretion, to withhold cash from the Participant’s remuneration or deduct shares of Stock that would otherwise be distributed pursuant to this Award Agreement from any payment made under this Award Agreement in satisfaction of the federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment (or such higher amount that would not have an adverse tax effect). Shares of Stock tendered as payment of required tax withholding shall be valued at the fair market value of the Company’s Stock on the date such tax withholding obligation arises. It shall be a condition to the obligation of the Company to issue shares of Stock or other property, or any combination thereof, upon payment of the Award, that the Participant pay to the Company or an Affiliate, upon its demand, such amount as may be requested by the Company or the Affiliate for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue or pay shares of Stock or other property, or any combination thereof.

8.Miscellaneous.

(a)Compliance with Laws. If the Company, in its sole discretion, determines that the listing upon any securities exchange or registration or qualification under any federal, state or local law or any foreign law of any shares to be issued pursuant to an Award is necessary or desirable, issuance of such shares shall not be made until such listing, registration or qualification shall have been completed.

(b)Issuance of Stock. The issuance of shares of Stock from the conversion of PSUs may be made by crediting the shares of Stock to an account for the benefit of the Participant or by such other permissible manner chosen by the Company.

(c)Incorporation of Plan. The PSUs are subject to the Plan and any interpretations by the Committee under the Plan, which are hereby incorporated into this Award Agreement by reference and made a part hereof. By the execution of this Award Agreement, the Participant acknowledges that the Plan document and the Plan prospectus, as in effect on the date of this Agreement, have been made available to

Exhibit 10.6

the Participant for review. In the event of any conflict between the Plan and this Award Agreement, the Plan shall control.

(d)Administration, Interpretation, Etc. Any action taken or decision made by the Company, the Board or the Committee arising out of or in connection with the construction, administration, interpretation or effect of any provision of the Plan or this Award Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive and binding on the Participant and all persons claiming under or through the Participant. By receipt of the PSUs or other benefit under the Plan, the Participant and each person claiming under or through the Participant shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan or this Award Agreement by the Company, the Board or the Committee.

(e)Amendment. This Award Agreement may be amended from time to time by the Committee, in its sole discretion, in any manner that the Committee deems necessary or appropriate; provided, however, that no such amendment shall adversely affect in a material manner any right of the Participant under the Award without the written consent of the Participant.

(f)Capital Changes and Adjustments. The PSUs shall be adjusted by the Committee at the same time as adjustments are made in accordance with Section 12 of the Plan in a manner similar to, and subject to, the same requirements under Section 12 of the Plan.

(g)No Right of Employment. Nothing contained herein shall confer upon the Participant any right to continued employment by the Company or any of its Affiliates or interfere in any way with the right of the Company or any of its Affiliates, which is hereby reserved, to terminate the employment of the Participant at any time for any reason whatsoever.

(h)No Stockholder Rights. Until the shares of Stock from the payment of the PSUs have been issued to the Participant, the Participant shall have no rights of a stockholder of the Company with respect to the shares of Stock underlying the PSUs, and in particular shall not be entitled to vote the underlying shares of Stock or to receive any dividends or dividend equivalents paid or made with respect to the shares of Stock underlying the PSUs.

(i)Notices. Any notices necessary or required to be given under this Award Agreement: (i) to the Company shall be sufficiently given if in writing, and personally delivered to the Secretary of the Company or mailed to its principal office, 105 Norton Street, P.O. Box 271, Newark, New York 14513; or (ii) to the Participant shall be sufficiently given if in writing, and personally delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the last known address of the Participant, or to such other address as the Participant shall have specified in writing to the Company.

(j)Successors and Assigns. This Award Agreement shall bind and inure to the benefit of the Company and the successors and assigns of the Company and to the Participant and to the Participant’s heirs, executors, administrators, successors and assigns.

(k)Governing Law. All questions pertaining to the interpretation, validity, enforcement and performance of this Award Agreement shall be construed in accordance with, and be governed by, the laws of the State of New York, without giving effect to the choice of law principles thereof.

(l)Section 409A. The PSUs granted under this Award Agreement are intended to comply with the requirements of Section 409A and the Plan and this Award Agreement shall be interpreted and

Exhibit 10.6

administered in accordance with such intention. Notwithstanding the foregoing, the Company makes no representations that the PSUs comply with Section 409A, and in no event shall the Company or any Affiliate be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of non-compliance with Section 409A. References to a Participant’s “termination of employment” and similar terms used in this Award Agreement mean, to the extent necessary to comply with Section 409A, the date that the Participant first incurs a “separation from service” within the meaning of Section 409A. Notwithstanding anything in this Award Agreement to the contrary, if at the time of the Participant’s separation from service, the Participant is a “specified employee” for purposes of Section 409A, and the payment of the PSUs under this Award Agreement as a result of such separation from service is required to be delayed by six months pursuant to Section 409A, then the Company will make such payment on the date that is the first day of the seventh month following the Participant’s separation from service.

(m)Participant Acknowledgement. By signing the Award Agreement, the Participant acknowledges that Participant has received a copy of the Plan, has had an opportunity to review the Plan and this Award Agreement in their entirety, understands all provisions of the Plan and this Award Agreement, and agrees to be bound by, and to comply with, all the terms and provisions of the Plan and this Award Agreement.

(n)Counterparts. This Award Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement.

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Exhibit 10.6

IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed effective as of the Date of Grant set forth above.

IEC ELECTRONICS CORP.

By:
Chair, Compensation Committee

Date:

ACCEPTANCE

I, ___________________, hereby certify that I have read and fully understand the foregoing Award Agreement. I hereby execute this Award Agreement to indicate my acceptance of the PSUs and my intent to comply with the terms thereof.

Participant

Street Address

City	State	Zip Code

Date:

Exhibit 10.6

EXHIBIT A

PERFORMANCE GOAL AND AWARD DETERMINATION
[________]